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                                                                   EXHIBIT 10.12

Dated as of March 29, 2002

To:      Congress Financial Corporation (Southwest) ("Lender")

Re:      Inducement Letter

Gentlemen:

         Each of the undersigned, Priority Fulfillment Services, Inc., a Delaware corporation ("PFS"), and PFSweb, Inc., a Delaware corporation ("PFSweb"), directly or indirectly manages certain business operations and other affairs of Supplies Distributors, Inc. ("Borrower"). Capitalized terms used but not otherwise defined in this letter agreement, are defined in that certain Loan and Security Agreement, dated as of March 29, 2002, by and between Lender and Borrower (as amended from time to time, the "Loan Agreement").

         PFS and PFSweb will each derive substantial direct or indirect benefit from the extension of credit to Borrower pursuant to the Loan Agreement.

         In order to induce the Lender to enter into the Loan Agreement and the Financing Agreements and to consummate the transactions contemplated thereby, and in consideration therefor, the parties hereto agree as follows:

         1. If at any time the aggregate amount of Revolving Loans shall exceed the amounts available to Borrower in accordance with Section 2.1 of the Loan Agreement (the amount of any such excess, the "Overadvance Amount") then PFS agrees that within two (2) Business Days from such time, PFS shall make an infusion of capital into Borrower, in an amount not less than the Overadvance Amount, in the form of equity or indebtedness that shall be, in either case, subject to and subordinate in right of payment to the right of Lender to receive the prior final payment and satisfaction in full of the Obligations in accordance with the terms of that certain Notes Payable Subordination Agreement dated as of the date hereof by PFS in favor of Lender or on such other terms and conditions as may be satisfactory to Lender in its sole discretion.

         2. PFSweb shall deliver to Lender as soon as available and in any event
(i) within ninety (90) days after the end of each fiscal year of PFSweb the Form 10-K filed with the Securities and Exchange Commission for such fiscal year;
(ii) within forty-five (45) days after the end of each fiscal quarter of PFSweb, the Form 10-Q Quarterly Report filed with the Securities and Exchange Commission for such quarter; (iii) within five (5) days after the same are sent, copies of all financial statements and reports which PFSweb sends to its stockholders, and
(iv) within five (5) days after the same are filed, copies of all financial statements and reports which PFSweb may make to, or file with, the Securities and Exchange Commission or any successor or analogous governmental authority. In the event PFSweb is no longer a public company, PFSweb shall deliver to Lender the same financial statements, notices and such other documentation relating to PFSweb as are required to be delivered or reported by Borrower to Lender pursuant to Section 9.6 of the Loan Agreement.



Inducement Letter

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         In the event of a breach of this letter agreement by PFS or PFSweb,
Lender may proceed to protect and enforce its rights by an action at law, a suit in equity or other appropriate proceeding whether for the specific performance of this agreement or for an injunction against a violation of any of the terms and conditions of this letter agreement. The provisions of this letter agreement shall continue in full force and effect notwithstanding the commencement of any case under Title 11 of the United States Code by or against Borrower or any of its property.

         This letter agreement has been executed, delivered and accepted at and shall be deemed to have been made in Dallas, Texas, and shall be interpreted and the rights and obligations of the parties under this letter agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Texas. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns. Neither this letter agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by each of the parties hereto. This letter agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]


Inducement Letter

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         IN WITNESS WHEREOF, each of the undersigned have executed this
Inducement Letter as of the day and year first written above.

                                  PRIORITY FULFILLMENT SERVICES, INC.
                                  a Delaware corporation

                                  By:
                                     -------------------------------------------
                                     Thomas J. Madden
                                     Chief Financial Officer and
                                     Executive Vice President

                                  PFSWEB, INC.
                                  a Delaware corporation

                                  By:
                                     -------------------------------------------
                                     Thomas J. Madden
                                     Chief Financial Officer and
                                     Executive Vice President




ACKNOWLEDGED AND AGREED TO BY:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)


By:
   ----------------------------------
   Mike Sheff
   Senior Vice President



Inducement Letter